Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mach Natural Resources LP (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2025	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer
Mach Natural Resources GP, LLC, its general partner